COMMITMENTS	6 Months Ended
Jun. 30, 2020
Subclassifications of assets, liabilities and equities [abstract]
COMMITMENTS	COMMITMENTS
The Company’s commitments consist of the following:

	June 30, 2020	December 31, 2019
Purchase commitments	16,897	19,697
Guarantees, pledges and other collateral	7,507	7,815
Capital expenditure commitments	399	448
Other commitments	3,087	3,201
Total	27,890	31,161
Purchase commitments
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements, but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Purchase commitments included commitments given to associates for 537 and 592 as of June 30, 2020 and December 31, 2019, respectively. Purchase commitments included commitments given to joint ventures for 1,606 and 1,521 as of June 30, 2020 and December 31, 2019, respectively. Purchase commitments given to joint ventures included 763 and 852 related to Tameh and 623 and 649 related to Enerfos as of June 30, 2020 and December 31, 2019, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 111 and 158 as of June 30, 2020 and December 31, 2019, respectively. Additionally, guarantees of 4,402 and 3,836 were given on behalf of joint ventures as of June 30, 2020 and December 31, 2019, respectively.
Guarantees given on behalf of joint ventures included 257 and 288 for the guarantee issued on behalf of Calvert, 346 and 346 for the guarantees issued on behalf of ArcelorMittal Tubular Products Al Jubail ("Al Jubail") and 263 and 232 (net of 50% counter guarantee from Prime Shipping Investments Limited, an affiliate of DryLog) in relation to outstanding lease liabilities for vessels operated by Global Chartering Ltd as of June 30, 2020 and December 31, 2019, respectively. Guarantees given on behalf of joint ventures also included 3,088 as of June 30, 2020 corresponding to ArcelorMittal's 60% guarantee of the 5.146 billion ten-year term loan agreement entered into by the AMNS India joint venture with various Japanese banks on March 16, 2020. The guarantee of 2,571 given by the Company as of December 31, 2019 under the 7 billion bridge term facilities agreement with a group of lenders in connection with the acquisition of AMNS India expired on March 27, 2020.
Due to the failure of other shareholders to provide requisite equity funding by December 31, 2018, the Company's joint venture Al Jubail's indebtedness became technically in default as of such date. As of June 30, 2020, this technical default was cured.
As of June 30, 2020, pledges and other collateral mainly relate to (i) mortgages entered into by the Company’s operating subsidiaries and (ii) inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 179 and ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 88 and mortgages entered into by the Company’s operating subsidiaries. Pledges of property, plant and equipment were 140 and 155 as of June 30, 2020 and December 31, 2019, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 355 and 356 commitments given on behalf of associates as of June 30, 2020 and December 31, 2019 and 219 and 293 commitments given on behalf of joint ventures as of June 30, 2020 and December 31, 2019, respectively.
Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 504 as of December 31, 2019 in relation to the Company's share of the obligation to deliver the follow-on funding for AMNS India in accordance with the second amended joint venture formation agreement. Following the completion of the equity funding of AMNS India on February 13, 2020, the guarantee extinguished.
Capital expenditure commitments
Capital expenditure commitments mainly relate to commitments associated with investments in expansion and improvement projects by various subsidiaries.
In 2016, ArcelorMittal South Africa committed to an investment program in connection with the competition commission settlement. The remaining capital expenditure was 109 and 139 as of June 30, 2020 and December 31, 2019, respectively.
Capital expenditure commitments also included 199 and 250 as of June 30, 2020 and December 31, 2019, respectively for the 1,000 three-year investment program at the Company's Mexican operations announced in 2017, which is focused on building ArcelorMittal Mexico's downstream capabilities. The main investment will be the construction of a new hot strip mill with capacity of approximately 2.5 million tonnes per year.
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environment authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. The underlying costs to implement those investments are still being estimated by ArcelorMittal Brasil and the outcome of this estimate could be material. As of June 30, 2020, ArcelorMittal Brasil estimated the underlying costs to implement those investments at 50. The non-compliance with ECA would lead to fines amounting to a maximum of 26 as of December 31, 2019.
As of June 30, 2020, other commitments relating to the ArcelorMittal Italia acquisition included 1,294 industrial capital expenditure commitments over a remaining six year period focused on blast furnaces, steel shops and finishing lines (1,311 as of December 31, 2019) and 654 environmental capital expenditure commitments (688 as of December 31, 2019).
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 163 and 215 as of June 30, 2020 and December 31, 2019, respectively, and mainly related to natural gas and electricity.